Exhibit 10.2 (c)

                 SECOND AMENDMENT TO SECURITY AGREEMENT

  	THIS SECOND AMENDMENT TO SECURITY AGREEMENT, dated as of August 31, 1996, is by and between

  	AMERICAN WOODMARK CORPORATION, a corporation organized and existing under the laws of the State of Virginia; (the "Borrower"); and

  	NATIONSBANK, N.A., a national banking association organized and existing under the laws of the United States and having offices in Charlotte, North Carolina (the "Bank").

RECITAL
-------

  	A.	The Bank and the Borrower entered into that certain Security Agreement, dated March 23, 1992, as amended (the "Security Agreement").

  	B.	The Bank and the Borrower has agreed to amend the Security Agreement as set forth herein.

  	NOW, THEREFORE, the parties hereto agree as follows:

    		1. The Security Agreement is hereby amended by adding the following sentence to the definition of "Debtor's Liabilities" in Section 1.01:

            	The term "Borrower's Liabilities" shall also include without limitation, all present or future liabilities, indebtedness and obligations of the Borrower to the Bank incurred in connection with the issuance by the Bank on the application of the Borrower of all letters of credit, whether now or hereafter issued, such liabilities, indebtedness and obligations to include all liabilities, indebtedness and obligations arising under any letter of credit applications and/or reimbursement agreements now or hereafter executed by the Borrower in favor of the Bank in connection with such letters of credit.

     	2. The Borrower acknowledges and agrees that the "Collateral" (as defined in the Security Agreement) secures all present or future liabilities, indebtedness and obligations of the Borrower to the Bank incurred in connection with the issuance by the Bank on the application of the Borrower of all letters of credit, whether now or hereafter issued (the "Obligations"), such Obligations to include all liabilities, indebtedness and obligations arising under any letter of credit applications and/or reimbursement agreements now of hereafter executed by the Borrower in favor of the Bank in connection with such letters of credit. The Borrower hereby grants the Bank a security interest in the "Collateral" (as defined in the Security Agreement) to secure the Obligations.
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      3.	All references to "NationsBank of North Carolina, N.A." in the
         Security Agreement are replaced with references to "NationsBank, N.A.".

      4.	Except as modified hereby, all of the terms and provisions of the
         Security Agreement (and Exhibits) remain in full force and effect.

      5. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original.

      6. This Second Amendment and the Loan Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the laws of the state of North Carolina.


  	IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their duly authorized corporate officers as of the day and year first above written.

                         					   AMERICAN WOODMARK CORPORATION
ATTEST:

By:  /s/ CAROL LENTZ                 By: /s/ KENT GUICHARD
     ---------------                     -----------------
Title  Corporate Secretary       Title:  Vice President of Finance & CFO
       -------------------               -------------------------------
       (Corporate Seal)

                                   NATIONSBANK, N.A.

                                   By:   /s/ MICHAEL R. WILLIAMS
                                         -----------------------
                                   Title:  Senior Vice President
                                           ---------------------
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